Exhibit  4.4


       This Exhibit 4.4, for the form of Medusa Corporation Performance Restricted Share Agreement under the 1991 Long-Term Incentive Plan (as form used for 1995), (which was filed in February 1996 as an exhibit to the Form S-8, File No. 33-46182) and is incorporated by reference into this Registration Statement.